EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Permex Petroleum Corporation (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Bradley Taillon, Chief Executive Officer and Interim Chief Financial Officer of the Company, hereby certify that, to my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934); and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2025	/s/ Bradley Taillon
Bradley Taillon
Chief Executive Officer and Interim Chief Financial Officer
(Principal Executive, Financial and Accounting Officer)